UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2016

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                              75056
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On January 11, 2016, the Registrant issued a press release discussing preliminary financial results for the second quarter of fiscal 2016 ended December 27, 2015.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01                      Regulation FD Disclosure

The press release issued by the Registrant on January 11, 2016, also announced that on January 12, 2016, Rave Restaurant Group, Inc. will make a presentation at the Annual ICR Investor Conference in Orlando, Florida.  The press release also announced that a copy of the presentation materials will be available on the Registrant’s website at www.raverg.com on and after the time of the presentation.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press release dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: January 11, 2016	By:	/s/ Randall E. Gier
Randall E. Gier, President and
Chief Executive Officer